TIDEWATER

Pareto Securities 28th Energy Conference

September 2021

Forward-looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the "Company") notes that certain statements set forth in this presentation contain certain forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements.

These risks and uncertainties include, without limitation: the risks related to fluctuations in worldwide energy demand and oil and natural gas prices, and continuing depressed levels of oil and natural gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings.

Q2 2021 Highlights

Transformation successful, generating Free Cash Flow

Demonstrating Through-Cycle Resilience

Resilient Cash Flow Generation

- **Free cash flow positive** for Q2 and the trailing 12 months
- Annualized **G&A run rate for Q2 $67 million;** down from $253 million at peak
- **7 vessels sold in Q2;** final 14 uncompetitive vessels remaining for disposal in 2021 and 2022

Disciplined Capital Allocation

- **Drydocking plans scaled back for 2020**; $24 million planned
- Continued focus on contract-backed and strategic investments in **carbon reduction and digitalization technology**

Focused on Carbon Reduction

- Achieving material **emissions reductions** through technology and operational efficiency
- **Evaluating alternative technologies** to unlock additional efficiency and carbon reduction gains

Recent Awards

2020 Shipowner of the Year


osj
offshore support journal
Awards 2020
TIDEWATER
Winner
Shipowner
of the Year Award

2021 Customer Satisfaction for Services Provided


Rated 1st in
OILFIELD SERVICES SUPPLIERS
PRESENTED TO
TIDEWATER
Platform Supply Vessels
TIDEWATER
AHTS Vessels
TIDEWATER
Fast Supply Vessels
ENERGYPOINT RESEARCH
2021
Oil & Gas Industry Survey

2021 Customer Satisfaction for Health, Safety & Environment

OILFIELD SERVICES CUSTOMER SATISFACTION SURVEY
Top-rated in HSE

ENERGYPOINT RESEARCH

Rk	2021	2020
1	Newpark Resources	Newpark Resources
2	RPC	Tidewater
3	Schlumberger	Delmar Systems
4	Frank's International	RPC
5	Tidewater	Schlumberger

ESG

Committed to sustainability, onshore and offshore

Committed to Sustainability

Environment

- Continued operational efficiency improvements and **reduced emissions** through fuel and environmental monitoring, hybrid battery and shore power upgrades
- Vessels outfitted with hybrid technology expanding regional presence; **now operating in the Mediterranean market**
- Developing **carbon intensity targets** for 2021 in support of Poseidon Principles
- Evaluating the use of the **Science-Based Target Initiative (SBTi)** approach for 2021

Social

- Achieved the best safety performance in company history in 2020 **with more than 17 million hours worked and no lost-time incidents**
- Investment in **community betterment** in the areas in which we operate, including sponsoring maritime training centers and providing cadet scholarship opportunities
- **Supporting education initiatives** through organizations including NOAA's Ocean Guardian program and NAMEPA

Governance

- Operating ethically with a zero tolerance to bribery is core to our business. **No facilitating payments recorded in 2020** across our global organization
- Expanded cyber security initiatives to ensure compliance with the **IMO Resolution MSC.428(98) - Maritime Cyber Risk Management in Safety Management Systems**
- Committed to **responsible ship recycling** in accordance with Hong Kong, EU and EPA requirements, as applicable

Inaugural Sustainability Report Published

- Tidewater's first comprehensive and stand-alone sustainability report presenting the company's ESG performance, along with its management approach to material sustainability topics now available on the company website:

  www.tdw.com/sustainability/sustainability2020

- Prepared in accordance with:
  - Global Reporting Initiative (GRI) Standards
  - Sustainability Accounting Standards Board (SASB) Marine Transportation Standard
  - Taskforce on Climate-related Financial Disclosures (TCFD)


TIDEWATER
TIDEWATER SUSTAINABILITY REPORT 2020
TIDEWATER

Financial & Operational Highlights

Low leverage with a strategically-located modern fleet

Industry-Leading Low Leverage with a Modern Fleet

Market Cap and Leverage [1]



$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
77%
83%
67%
87%
1%
Market Cap (US$mm)
Tidewater
SEACOR
Siem
Solstad
Eidesvik
DOF

Tidewater Fleet NBV ($mm)[2]



$1,000
$800
$600
$400
$200
$0
Active
Stacked
$617
$101
$8
Deepwater
Towing Supply
Other

1 - Source: FactSet, NYSE, Oslo Bors, and Company filings as of September 9, 2021.
Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 42.3 million

2 - As of June 30, 2021. Excludes Actively Held for Sale (AHFS) category

Fleet High-Grading Ongoing

Changes to Tidewater Fleet End Q1 2020 to End Q2 2021


300
250
200
150
100
50
0
208
35
11
162
38
21
149
14
30
118
as of 3/31/20
Disposed
Acquired
as of 6/30/21
Active vessels
Stacked vessels
Acquired
AHFS

Note: AHFS refers to vessels Actively Held for Sale; does not include 3 JV vessels.

Fleet Optimization Status


18%
18%
9%
23%
162 Vessels
59%
73%
Deepwater
Towing Supply
Other
Active
Stacked
AHFS

Active Fleet Leveraged to Growth Areas

Active Fleet
118 Vessels

Average Age
10.6 Years

Active Utilization
78.4%

Total fleet average age is 5 years younger than the global fleet

Tidewater's is the **third-youngest fleet** of the top 10 OSV owners globally

North Sea & Mediterranean
- 21 Deepwater

Americas
- 18 Deepwater
- 7 Towing/Supply
- 1 Other

Middle East & Pacific
- 19 Deepwater
- 18 Towing/Supply

West Africa
- 11 Deepwater
- 5 Towing/Supply
- 18 Other

All statistics as of June 30, 2021.

The Strongest Balance Sheet in the Sector

Condensed Balance Sheet as of June 30, 2021

Assets	$mm
Cash and equivalents	151,441
Other current assets	203,722
Current assets	**355,163**
Property & equipment, net	731,659
Deferred drydocking	40,372
Other noncurrent	24,539
Total Assets	**1,151,733**

Liabilities & Equity	$mm
Current portion of debt	7,355
Other current liabilities	155,305
Current liabilities	**162,660**
Long-term debt	148,612
Other noncurrent	80,723
Equity	759,738
Total Liabilities & Equity	**1,151,733**

All statistics as of June 30, 2021.

The Strongest Balance Sheet in the Sector

Debt Outstanding

($ thousands)	June 30, 2021	December 31, 2020
Secured notes:		
8.0% senior secured notes due Aug 2022	135,210	147,049
Troms Offshore borrowings:		
NOK denominated notes due May 2024	2,810	5,954
NOK denominated notes due Jan 2026	7,287	14,559
USD denominated notes due Jan 2027	7,513	14,744
USD denominated notes due Apr 2027	7,444	15,669
	160,264	**197,975**
Debt premiums and discounts, net	(4,297)	(5,244)
Less current portion of long-term debt	(7,355)	(27,797)
Total long-term debt	**148,612**	**164,934**

All statistics as of June 30, 2021.

Market Status

Positioned for growth

Global OSV Dayrate Development



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Average OSV Dayrates
Average Tidewater Dayrates

Source: Clarksons Platou Research and Tidewater, September 2021

OSV Demand & Supply

Market pressure to persist into 2022


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
7% CAGR
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Supply
O&G Demand
Wind Demand

Source: Clarksons Platou Research and Rystad Energy VesselCube, 2021; excludes platform installation and crew transfer vessels.

Tidewater Locations



Tidewater's Vision

To be the global leader in the offshore industry by providing, in the most cost-efficient manner possible, unmatched support and exceptional local service to our customers, utilizing the safest, most highly skilled workforce.

- **Global Presence**
- **162 Vessels**
- **5,400 Members of Staff**

TIDEWATER

Thank you

tdw.com